July   27,
2000





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


               Re:       Prudential     Government
Securities Trust
                    File No.:  811-3264


Gentleman:

     Enclosed  please  find the Annual  Report  on
Form  N-SAR for the above-referenced Fund for  the
six-month period ended May 30, 2000.  The enclosed
is   being  filed  electronically  via  the  EDGAR
System.


                                   Very      truly
yours,


                                    /s/ Deborah A.
Docs
                                   Deborah A. Docs
                                   Secretary



DAD
Enclosures